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                            eCHAPMAN.COM, INC.
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors and Executive Officers of eCHAPMAN.COM, INC., a Maryland corporation, hereby constitute and appoint NATHAN A. CHAPMAN, JR., and EARL U. BRAVO, SR. and either of them, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in either said agent and attorney-in-fact, to sign for the undersigned and in their respective names as Directors and Executive Officers of eChapman.com, Inc., the Annual Report on Form 10-KSB, and any and all further amendments to said Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.

                                                          DATE

/S/ NATHAN A. CHAPMAN, JR.                                March 29, 2001
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Nathan A. Chapman, Jr., President and
Director (Principal Executive Officer)

/S/ DEMETRIS B. BROWN                                     March 29, 2001
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Demetris B. Brown, Chief Financial
Officer (Principal Accounting and
Financial Officer)

/S/ EARL U. BRAVO, SR.                                    March 29, 2001
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Earl U. Bravo, Sr., Director

/S/ DONALD V. WATKINS                                     March 29, 2001
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Donald V. Watkins, Director

/S/ LOTTIE H. SHACKELFORD                                 March 29, 2001
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Lottie H. Shackelford, Director

/S/ RAYMOND HAYSBERT                                      March 29, 2001
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Raymond Haysbert, Director

/S/ MARK JEFFERSON                                        March 29, 2001
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Mark Jefferson, Director

/S/ ADOLPH D. WASHINGTON                                  March 29, 2001
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Adolph D. Washington, Director

/S/ THERON STOKES                                         March 29, 2001
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Theron Stokes, Director